UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 16, 2026
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 16, 2026, Xencor, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders. A total of 63,939,410 shares of the Company’s common stock were present or represented by proxy at the meeting, which represents approximately 86.26% of the 74,127,372 shares of the Company’s common stock that were outstanding and entitled to vote at the meeting as of the record date of April 17, 2026. Stockholders considered the four proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”).
Proposal 1. Election of Directors
The Company’s stockholders elected the nine persons listed below as directors, each to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

		Votes	Broker
	Votes for	Withheld	Non-Votes
Dr. Bassil I. Dahiyat	63,181,996	245,396	512,018
Dr. Raymond J. Deshaies	62,317,285	1,110,107	512,018
Dr. Ellen G. Feigal	61,161,533	2,265,857	512,020
Dr. Kevin C. Gorman	61,845,285	1,582,105	512,020
Mr. Kurt A. Gustafson	61,858,936	1,568,455	512,019
Dr. Barbara Klencke	61,134,391	2,293,001	512,018
Dr. A. Bruce Montgomery	61,698,071	1,729,320	512,019
Mr. Richard J. Ranieri	60,377,318	3,050,073	512,019
Mr. Todd E. Simpson	62,010,884	1,416,507	512,019
Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of KPMG LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
63,803,517	121,796	14,097	0
Proposal 3. Approval of the Amendment and Restatement of the Xencor, Inc. 2023 Equity Incentive Plan to Increase the Number of Authorized Shares Available for Issuance thereunder by 4,000,000 Shares
The Company’s stockholders approved the amendment and restatement of the Xencor, Inc. 2023 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 4,000,000 shares. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
51,996,737	11,413,881	16,773	512,019
Proposal 4. Advisory Vote on the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of its named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
61,262,574	2,144,049	20,768	512,019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary